Fair value	12 Months Ended
Jun. 30, 2020
Fair Value Disclosures [Abstract]
Fair value
4. Fair value
Assets and liabilities recorded at fair value on a recurring basis in the consolidated balance sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair values. Fair value is defined as the exchange price that would be received for an asset or an exit price that would be paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. The authoritative guidance on fair value measurements establishes a three-tier fair value hierarchy for disclosure of fair value measurements as follows:

•	Level 1 - Quoted prices (unadjusted in active markets for identical assets or liabilities)

•	Level 2 - Inputs other than quoted prices in active markets that are observable either directly or indirectly

•	Level 3 - Unobservable inputs in which there is little or no market data, which require the Company to develop its own assumptions
This hierarchy requires the use of observable market data when available and to minimize the use of unobservable inputs when determining fair value. The Company has classified cash equivalents and short-term investments at June 30, 2020 and 2019, which were comprised of U.S. Treasury Bills and measured at fair value on a recurring basis, as Level 1.